Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Tables)	12 Months Ended
Dec. 31, 2017
Tables/Schedules
Schedule of Components of Income Tax Expense (Benefit)

	2017 $	2016 $
Income (loss) before income tax	78,424	(40,226)
Statutory tax rate	26%	26%
Expected tax expense (recovery)	20,390	(10,458)

Permanent differences and other	905	2,224
Change in valuation allowance	(21,295)	8,234

Provision for income taxes	--	--